UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-4800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Butterfly Network, Inc. (the “Company”) held on June 7, 2024, the Company’s stockholders approved the Butterfly Network, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”).

A summary of the material terms and conditions of the 2024 ESPP is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024 and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the 2024 ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Third Amended and Restated Certificate of Incorporation (the “A&R Charter”), as amended from time to time, was approved by the Company’s stockholders at the Annual Meeting.

On June 7, 2024, the Company filed the A&R Charter with the Secretary of State of the State of Delaware to amend and restate its Second Amended and Restated Certificate of Incorporation to (i) add a provision with respect to the automatic conversion of the Company’s Class B common stock effective February 12, 2028, which is seven years from the date of the closing of the business combination by and among Longview Acquisition Corp., Clay Merger Sub Inc., and BFLY Operations, Inc. (formerly Butterfly Network, Inc.) (the “Class B Conversion Amendment”), (ii) add a provision to provide for the exculpation of officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”), and (iii) amend the exclusive forum provision (the “Exclusive Forum Amendment”).

The foregoing description of the A&R Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2024, the Company held its 2024 Annual Meeting to consider and vote on the five proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024.

The following actions were taken at such meeting:

1.	The following nominees were re-elected to serve on the Company’s Board of Directors until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph DeVivo	593,784,890	1,098,165	216,321	51,242,848
Jonathan M. Rothberg, Ph.D.	593,358,531	1,485,055	255,790	51,242,848
Larry Robbins	592,424,239	2,447,570	227,567	51,242,848
Dawn Carfora	589,054,196	5,761,633	283,547	51,242,848
Elazer Edelman, M.D., Ph.D.	593,003,607	1,877,801	217,968	51,242,848
S. Louise Phanstiel	592,956,231	1,860,535	282,610	51,242,848
Erica Schwartz, M.D., J.D., M.P.H.	593,037,435	1,842,243	219,698	51,242,848

2.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
645,115,686	839,830	386,708	0

3.	On an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
579,270,270	15,449,010	380,096	51,242,848

4.	The Company’s 2024 ESPP was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
585,073,506	9,775,826	250,044	51,242,848

5.	The A&R Charter, including the following material differences between the Company’s Second Amended and Restated Certificate of Incorporation and the A&R Charter, as amended from time to time, which were presented as three different separate subproposals, was approved, based on the following votes:

(a)	The Class B Conversion Amendment;

Votes For	Votes Against	Abstentions	Broker Non-Votes
593,283,270	1,310,039	506,067	51,242,848

(b)	The Officer Exculpation Amendment; and

Votes For	Votes Against	Abstentions	Broker Non-Votes
585,160,638	9,442,950	495,788	51,242,848

(c)	The Exclusive Forum Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
591,236,597	3,278,863	583,916	51,242,848

No other matters were submitted to or voted on by the Company's stockholders at the Annual Meeting.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation, as amended, of the Registrant, as filed with the Secretary of the State of Delaware on June 7, 2024.
10.1	Butterfly Network, Inc. 2024 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Heather C. Getz, CPA
	Name:	Heather C. Getz, CPA
	Title:	Executive Vice President and Chief Financial & Operations Officer

Date: June 13, 2024